Exhibit 99.2

This Statement on Form 3 is filed by Verso Paper Management LP, Verso Paper Investments, LP, Verso Paper Investments Management LLC, CMP Apollo LLC, Apollo Management VI, L.P., AIF VI Management, LLC, Apollo Management, L.P. and Apollo Management GP, LLC. The principal business address of each of the Reporting Persons is c/o Apollo Management VI, L.P., 9 West 57th Street, New York, NY 10019.

Name of Designated Filer:  Verso Paper Management LP.

Date of Event Requiring Statement:  May 14, 2008

Issuer Name and Ticker or Trading Symbol: Verso Paper Corp. (VRS)

VERSO PAPER MANAGEMENT LP

By:	Verso Paper Investments LP
Its General Partner

	By:	Verso Paper Investments Management LLC
Its General Partner

		By:	CMP Apollo LLC
Its sole and managing member

			By:	Apollo Management VI, L.P.
Its sole and managing member

				By:	AIF VI Management, LLC
Its General Partner

					By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

VERSO PAPER INVESTMENTS, LP

By:	Verso Paper Investments Management LLC
Its General Partner

	By:	CMP Apollo LLC
Its sole and managing member

		By:	Apollo Management VI, L.P.
Its sole and managing member

			By:	AIF VI Management, LLC
Its General Partner

				By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

VERSO PAPER INVESTMENTS MANAGEMENT, LLC

By:	CMP Apollo LLC
Its sole and managing member

	By:	Apollo Management VI, L.P.
Its sole and managing member

		By:	AIF VI Management, LLC
Its General Partner

			By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

CMP APOLLO LLC

By:	Apollo Management VI, L.P.
Its sole and managing member

	By:	AIF VI Management, LLC
Its General Partner

		By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO MANAGEMENT VI, L.P.

By:	AIF VI Management, LLC
Its General Partner

	By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

AIF VI MANAGEMENT, LLC

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO MANAGEMENT, L.P.

By:	APOLLO MANAGEMENT GP, LLC
Its General Partner

	By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO MANAGEMENT GP, LLC

By:		/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President